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EXHIBIT 10.13.6

AMENDMENT TO THE
WASHINGTON MUTUAL, INC.
CASH BALANCE PENSION PLAN

        THIS AMENDMENT is made to the Washington Mutual, Inc. Cash Balance Pension Plan (the "Plan") by Washington Mutual, Inc. (the "Company") on this 31st day of March 2002.

RECITALS:

        WHEREAS, the Company maintains the Plan for the benefit of its eligible employees; and

        WHEREAS, the Company has agreed merge with Dime Bancorp, Inc. ("Dime"); and

        WHEREAS, the Company has agreed to provide the former employees of Dime and its affiliates and subsidiaries who continue employment with the Company upon the closing of the Company's merger with Dime with certain credits for eligibility, vesting and benefit service; and

        WHEREAS, the Company desires to amend the Plan to provide for such credits; and

        WHEREAS, the Company may amend the Plan at any time pursuant to Section 12.1;

        NOW, THEREFORE, effective April 1, 2002, the Plan is hereby amended as follows:

        1.    Section 2.30(a) is amended by the addition of a new paragraph (29), to read as set forth below:

    (29)    Eligible Employees who were credited with Service for service with Dime Bancorp, Inc. or its affiliates and subsidiaries may first enter the Plan on April 1, 2002.

        2.    Section 2.37(a) is amended by the addition of a new paragraph (27), to read as set forth below:

    (27)    Employees who were employed by Dime Bancorp, Inc. as of the closing of the Company's merger with Dime Bancorp, Inc. and who are employed by the Company upon such closing shall, after March 31, 2002, be credited with Service for service performed with Dime Bancorp Lending, Inc. or its affiliates and subsidiaries.

        3.    Section 2.37 is amended by the addition of a new subsection (c) to read as set forth below:

    (i)
    March 31, 2002, Employees who are credited with Service pursuant to Section 2.37(a)(27) shall have their service with Dime Bancorp, Inc. and its affiliates and subsidiaries credited as Years of Benefit Service for purposes of this Plan.

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AMENDMENT TO THE WASHINGTON MUTUAL, INC. CASH BALANCE PENSION PLAN